UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2005

ENCORE ACQUISITION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-16295	75-2759650
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 877-9955

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On April 29, 2005, Encore Acquisition Company (the “Company”) amended its credit facility to increase the borrowing base from $400.0 million to $500.0 million, change the definition of EBITDA to add back exploration expense (EBITDAX), and increase the availability of letters of credit from 15% of the borrowing base to 20% of the borrowing base.

     A copy of the First Amendment to Credit Agreement dated as of April 29, 2005 by and among the Company, Encore Operating, L.P., a Texas limited partnership, Bank of America, N.A., as Administrative Agent and L/C Issuer, and the lenders party thereto is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

     Bank of America, the other lenders under the new credit facility and their affiliates or predecessors have in the past performed, and may in the future from time to time perform, investment banking, advisory, general financial and commercial services for the Company and its subsidiaries for which they have in the past received, and may in the future receive, customary fees and reimbursement of expenses.

Item 2.02 Results of Operations and Financial Condition

     On May 3, 2005, the Company issued a press release announcing its first quarter 2005 results. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

     The information being furnished pursuant to Item 2.02 of this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

     On May 3, 2005, the stockholders of the Company approved amendments to the Company’s Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock from 60 million to 144 million and to delete Article Six (an outdated provision renouncing corporate opportunities known to former principal stockholders of the Company) in its entirety.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

     The exhibit listed below is being filed pursuant to Item 1.01 of this Form 8-K:

10.1	First Amendment to Credit Agreement dated as of April 29, 2005 by and among the Company, Encore Operating, L.P., a Texas limited partnership, Bank of America, N.A., as Administrative Agent and L/C Issuer, and the lenders party thereto.

     The exhibit listed below is being furnished pursuant to Item 2.02 of this Form 8-K:

99.1	Press Release Dated May 3, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE ACQUISITION COMPANY

Date: May 3, 2005	By:	/s/ Robert C. Reeves
Robert C. Reeves
Vice President, Controller and Principal
Accounting Officer